UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 12, 2007
ONYX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-28298	94-3154463

(Commission File No.)	(IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01.    Other Events
On February 12, 2007 Bayer Pharmaceuticals Corporation and Onyx Pharmaceuticals, Inc. announced that an independent data monitoring committee has reviewed the safety and efficacy data from the companies’ pivotal Phase 3 trial in patients with advanced hepatocellular carcinoma, or primary liver cancer and has concluded that the trial met its primary endpoint resulting in superior overall survival in those patients receiving Nexavar® (sorafenib) tablets versus those patients receiving placebo.
A copy of the press release, entitled “Nexavar Shown to Significantly Extend Survival for Patients with Advanced Liver Cancer” is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release, dated February 12, 2007, entitled “Nexavar Shown to Significantly Extend Survival for Patients with Advanced Liver Cancer.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: February 12, 2007	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President and Chief Financial Officer

INDEX TO EXHIBITS
99.1	Press release, dated February 12, 2007, entitled “Nexavar Shown to Significantly Extend Survival for Patients with Advanced Liver Cancer.”